UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 193
Date of Report (Date of earliest event reported): October 21, 2022

NorthStar Healthcare Income, Inc.
(Exact name of Registrant as Specified in its Charter)

Maryland	000-55190	27-3663988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
16 East 34th Street, 18th Floor,
New York, NY 10016
(Address of Principal Executive Offices, Including Zip Code)

(929) 777-3135
(Registrant’s telephone number, including area code)

4350 East West Highway, Suite 1050
Bethesda, MD 20814
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 21, 2022, NorthStar Healthcare Income, Inc., a Maryland corporation (the “Company”), completed the internalization of the Company’s management function (the “Internalization”). Since its inception, the Company has been externally managed by CNI NSHC Advisors, LLC or its predecessor (the “Advisor”), with the Advisor responsible for managing the Company’s operations, subject to the supervision of the Company’s board of directors (the “Board”), pursuant to an Advisory Agreement dated as of June 30, 2014 (as amended from time to time, the “Advisory Agreement”). As described in more detail below, the Company agreed with the Advisor to terminate the Advisory Agreement and to arrange for the Advisor to continue to provide certain services for a transition period. Going forward, the Company will be self-managed under the leadership of Kendall Young, who was appointed by the Board as Chief Executive Officer and President concurrent with the Internalization.

Item 1.01 Entry into a Material Definitive Agreement.

Termination Agreement

On October 21, 2022, the Company entered into a Termination Agreement (the “Termination Agreement”) with the Advisor, NRF Holdco, LLC, a Delaware limited liability company (“Sponsor”), and NorthStar Healthcare Income Operating Partnership, LP, a Delaware limited partnership and a subsidiary of the Company (“NHI OP”), which provides for the immediate termination of the Advisory Agreement. The Termination Agreement also provides for, among other things, the final settlement of any amounts owing under the Advisory Agreement, the transition of employees from the Advisor to the Company (including the Company’s assumption of certain related employee liabilities), the survival of certain indemnification and other obligations and certain amendments to joint venture agreements between affiliates of NHI and the Advisor. No payment will be made by the Company to the Advisor in connection with the Internalization.

In addition, in connection with the termination of the Advisory Agreement, the Company’s revolving line of credit from an affiliate of its Sponsor was terminated. No amounts were outstanding under this line of credit at the time of termination.

Transition Services Agreement

In connection with the Internalization, on October 21, 2022, the Company, NHI OP and the Advisor entered into a Transition Services Agreement (the “TSA”) to facilitate an orderly transition of the Company’s management of its operations. The TSA provides for, among other things, the Advisor to provide certain services for a transition period of up to six months following the Internalization, with NHI having the option to extend the initial term once for up to three months at a 20% surcharge. Treasury and accounts payable services will be provided for 12 months and will continue until either party provides at least six months’ notice of termination. The services primarily include technology, insurance, legal, treasury and accounts payable services. The Company will pay the Advisor’s costs for providing the services, including the allocated cost of employee wages and compensation and actually incurred out-of-pocket expenses.

The terms of the agreements described under this Item 1.01, and the transactions contemplated thereby, were negotiated and unanimously approved by a committee of independent members of the board of directors (the “Board”) of the Company (the “Special Committee”), all of whom are independent and disinterested members of the Board. The Special Committee was formed in August 2020 in order to evaluate strategic alternatives available to the Company.

The foregoing descriptions of the Termination Agreement, the TSA and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Termination Agreement and TSA, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein. The Termination Agreement and the TSA have been included to provide you with information regarding their terms. They are not intended to provide any other factual information about the Company or the other parties thereto or any of their respective businesses. Each of the Advisory Agreement and the relationship between the Company and the Advisor is more fully described in the Proxy Statement under the heading “Certain Relationships and Related Transactions,” which information is incorporated by reference in this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 with respect to the termination of the Advisory Agreement is incorporated by reference into this Item 1.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Officers

In connection with the Internalization, each of Ann B. Harrington, Paul V. Varisano and Douglas W. Bath provided notice of their respective resignations as Interim Chief Executive Officer, President, General Counsel and Secretary, Chief Financial Officer and Treasurer and Chief Investment Officer, effective immediately upon on the Internalization. Each of Ms. Harrington, Mr. Varisano and Mr. Bath will continue to be employed by an affiliate of the Advisor and are resigning as a result of the termination of the Advisory Agreement, and not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective upon the Internalization, the Board appointed Kendall K. Young as the Company’s Chief Executive Officer and President and as a member of the Board to fill an existing vacancy. Mr. Young, age 61, previously served as Executive Vice President and Head of Senior Housing for Healthpeak Properties (NYSE: PEAK) from 2010 through 2019, where he was responsible for the senior housing platform. Prior to that role, Mr. Young was the Global Head of Asset Management for real estate at Strategic Value Partners from 2007 to 2010, a Managing Director and Global Head of Asset Management in Merrill Lynch’s Global Principal Investing business from 2005 to 2007 and a Managing Director with GE Capital Real Estate from 1992 to 2005. Mr. Young holds a Bachelor of Arts degree in Business Administration from the University of Southern California and a Masters of Business Administration from the University of California Irvine.

Mr. Young will receive an annual base salary of $425,000, subject to annual review commencing in June 2023. Mr. Young will initially be eligible for annual cash incentive compensation at 50% (threshold), 100% (target) and 150% (maximum) of 80% of his annual base salary, subject to annual review commencing in 2023. For 2022, Mr. Young’s target annual cash incentive compensation opportunity will be $135,000.

As soon as practicable following commencement of his employment, Mr. Young will also be granted a one-time, long-term incentive award having a total target award value of $3,800,000 that, subject to his continued employment with the Company through December 31, 2025, will vest 25% on such date and the remaining 75% will vest on such date if and to the extent certain performance criteria are to be achieved. If, prior to the vesting date, (a) his employment is terminated because of his death or disability, by the Company without cause or by him for good reason, a pro rata portion of the award will vest or (b) a change of control occurs, the award will vest and be paid following the change of control based on the level of achievement of the performance goal as of the change of control.

Mr. Young will also receive severance if his employment is terminated by the Company without cause or by him for good reason, or due to his death or disability, equal to continued payment of his annual base salary for twelve months following termination (if such termination occurs prior to December 31, 2024 only), and a prorated amount of the target annual cash incentive compensation (regardless of when such termination occurs).

The Company and Mr. Young have entered into a Restrictive Covenant Agreement that subjects Mr. Young to noncompetition and noninterference restrictions during employment, as well as nonsolicitiation restrictions during employment and for a period of twelve months following termination of Mr. Young’s employment for any reason, and certain confidentiality and nondisparagement restrictions during employment and thereafter.

In addition, effective upon the Internalization, the Board appointed Nicholas R. Balzo as the Company’s Chief Financial Officer, Treasurer and Secretary. Mr. Balzo, age 35, has previously served as Chief Accounting Officer of the Sponsor from March 2022 until the Internalization and, from March 2021 to March 2022, Senior Vice President of DigitalBridge Group Inc. (formerly Colony Capital, Inc. and NorthStar Asset Management Group Inc.), the Sponsor’s predecessor (the “Prior Sponsor”), where Mr. Balzo was responsible for oversight of finance and accounting for the Company. Prior to this role, Mr. Balzo served in various accounting and finance roles at the Prior Sponsor since joining in 2014. Before joining the Prior Sponsor, Mr. Balzo was in the assurance practice of Baker Tilly US, LLP. Mr. Balzo, a Certified Public Accountant, earned a Bachelor of Science in Accounting and Master of Business Administration from St. John's University.

Mr. Balzo will receive an annual base salary of $325,000. Mr. Balzo will initially be eligible for annual cash incentive compensation at 50% (threshold), 100% (target) and 150% (maximum) of $225,000, subject to annual review commencing in 2023. For 2022, Mr. Balzo’s target annual cash incentive compensation opportunity will be $175,000.

As soon as practicable following commencement of his employment, Mr. Balzo will also be granted a one-time, long-term incentive award having a total target award value of $855,000 that, subject to his continued employment with the Company through December 31, 2025, will vest 25% on such date and the remaining 75% will vest on such date if and to the extent certain performance criteria are to be achieved. If, prior to the vesting date, (a) his employment is terminated because of his death or disability, by the Company without cause or by him for good reason, a pro rata portion of the award will vest or (b) a change of control occurs, the award will vest and be paid following the change of control based on the level of achievement of the performance goal as of the change of control.

Mr. Balzo will also receive severance if his employment is terminated by the Company without cause or by him for good reason equal to continued payment of his annual base salary for twelve months following termination, and a prorated amount of the target annual cash incentive compensation.

In addition, Mr. Balzo received a retention award from an affiliate of the Advisor, which will be assumed by the Company effective as of the Internalization, which provides that, subject to his continued service through June 30, 2023, he will receive a cash bonus equal to 20% of his then-current base salary, payable within 30 days of such date.

The Company and Mr. Balzo have entered into a Restrictive Covenant Agreement that subjects Mr. Balzo to noncompetition restrictions during employment and for a period of six months following a termination of Mr. Balzo’s employment for cause or by Mr. Balzo without good reason, as well as noninterference restrictions and nonsolicitiation restrictions during employment and for a period of twelve months following termination of Mr. Balzo’s employment for any reason, and certain confidentiality and nondisparagement restrictions during employment and thereafter.

The foregoing descriptions of the employment arrangements with Mr. Young and Mr. Balzo are qualified in their entirety by the text of the offer letters and the Restrictive Covenant Agreements and, in respect of Mr. Balzo, the Retention Award Letter, copies of which are filed as Exhibits 10.3, 10.4, 10.5, 10.6 and 10.7.

Item 8.01 Other Events.

In connection with the Internalization, the Company changed its principal place of business to 16 East 34th Street, 18th Floor, New York, New York 10016.

The Company issued a press release on October 21, 2022 announcing that it had entered into the Termination Agreement. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In addition, on October 21, 2022, the Company posted an investor presentation regarding the Internalization on its website at www.northstarhealthcarereit.com under “Investor Relations—Investor Communications.” The information contained on the Company’s website is not incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements.

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: the Company’s ability to successfully manage the transition to self-management and to retain its senior executives; operating costs and business disruption may be greater than expected; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits of the Internalization; the operating performance of its investments, its financing needs, the effects of its current strategies and investment activities and its ability to effectively deploy capital. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 as well as in the Company’s other filings with the Securities and Exchange Commission (the “SEC”).

The Company cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company is under no duty to update any of these forward-looking statements after the date of this Current Report on Form 8-K, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1*	Termination Agreement, dated October 21, 2022, by and among NorthStar Healthcare Income, Inc., NorthStar Healthcare Operating Partnership, LP, CNI NSHC Advisors, LLC and NRF Holdco, LLC.
10.2*	Transition Services Agreement, dated October 21, 2022, by and among NorthStar Healthcare Income, Inc., NorthStar Healthcare Operating Partnership, LP and CNI NSHC Advisors, LLC.
10.3	Offer Letter, dated October 21, 2022, from NorthStar Healthcare Income, Inc. to Kendall Young
10.4	Restrictive Covenant Agreement, dated October 21, 2022, between NorthStar Healthcare Income, Inc. and Kendall Young
10.5	Offer Letter, dated October 21, 2022, from NorthStar Healthcare Income, Inc. to Nicholas Balzo
10.6	Restrictive Covenant Agreement, dated October 21, 2022, between NorthStar Healthcare Income, Inc. and Nicholas Balzo
10.7	Retention Award Letter, dated July 29, 2022, from NRF Holdco, LLC and NorthStar Healthcare Income, Inc. to Nicholas Balzo
99.1	Press Release, dated October 21, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
______________________________________________________
*    Certain schedules and similar attachments have been omitted in reliance on Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The Company will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the SEC or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: October 21, 2022	By:	/s/ Nicholas R. Balzo
Nicholas R. Balzo
Chief Financial Officer, Treasurer and Secretary